UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 1, 2002

TANISYS TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

WYOMING

(State or other jurisdiction of incorporation)

0-29038

74-2675493

(Commission File Number)

(IRS Employer Identification No.)

____________________________

12201 Technology Blvd., Suite 125

Austin, Texas  78727-6101

(Address of principal executive office, including zip code)

(512) 335-4440

(Registrant’s telephone number, including Area Code)

Item 4.  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On November 1, 2002, the Audit Committee of the Board of Directors of Tanisys Technology, Inc. (the “Registrant”) engaged Burton McCumber & Cortez, L.L.P. (“BMC”) to replace Brown, Graham & Company, P.C. (“Brown”) as independent auditors of the Registrant for the fiscal year ended September 30, 2002.  Brown has served as independent public accountants of the Registrant with respect to the Registrant’s financial statements for the fiscal years ended September 30, 1999 through  2001.  With respect to the change in certifying accountants:

(a)

Brown did not resign but was replaced by the Registrant with BMC.

(b)

Brown’s reports on the financial statements for the last two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified as to uncertainty, audit scope or accounting principles, except that Brown has advised the Registrant that its opinion on the Registrant’s consolidated financial statements for the year ended September 30, 2001 was modified to express a “going concern qualification” regarding Brown’s uncertainties about the Registrant’s ability to continue as a going concern.

(c)

The decision to change certifying accountants was recommended by the Audit Committee of the Board of Directors of the Registrant, and was approved by the Board of Directors.

(d)

During the fiscal years ended September 30, 2000 and 2001, and through the date hereof, the Registrant had no disagreements with Brown on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Brown’s satisfaction, would have caused Brown to make reference to the subject matter in connection with its report on the Registrant’s consolidated financial statements for such years.

Brown has provided to the Registrant a letter addressed to the Securities and Exchange Commission stating that it has reviewed the disclosure provided in this Current Report and has no disagreement with the relevant portions of this disclosure, pursuant to the requirements of Item 304(a)(3) of Regulation S-K.  A copy of such letter, dated as of November 1, 2002 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the Registrant’s two most recent fiscal years and the subsequent interim period through the date of this Form 8-K, neither the Registrant or anyone on its behalf consulted with BMC regarding any matters or reportable events listed in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)

Not Applicable.

(b)

Not Applicable

(c)

Exhibits.

The following exhibit is filed as part of this report:

Exhibit No.

Description

16.1

Letter dated November 1, 2002 regarding change in             certifying accountant (filed herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TANISYS TECHNOLOGY, INC.

November 1, 2002

By: /s/ Terry W. Reynolds

      Terry W. Reynolds

Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

Description

16.1                Letter dated November 1, 2002 regarding change in certifying accountant

EXHIBIT 16.1

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C.  20549

Gentlemen:

We have read the statements made by Tanisys Technology, Inc. (Company) (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company’s Form 8-K report dated November 1, 2002.  We agree with the statements concerning our Firm in such Form 8-K.

/s/:Brown, Graham and Company, P.C.

Georgetown, Texas

November 1, 2002